UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2018 (July 23, 2018)

Kimbell Royalty Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement.

        On July 24, 2018, Kimbell Royalty Partners, LP (the "Partnership") entered into a Recapitalization Agreement (the "Recapitalization Agreement"), by and among Haymaker Minerals & Royalties, LLC, EIGF Aggregator III LLC, TE Drilling Aggregator LLC, Haymaker Management, LLC (each of the preceding entities, the "Haymaker Holders"), Haymaker Resources, LP, the Kimbell Art Foundation (the "Foundation"), the Partnership, Kimbell Royalty GP, LLC, the general partner of the Partnership (the "General Partner"), and Kimbell Royalty Operating, LLC, a wholly owned subsidiary of the Partnership (the "Operating Company"), pursuant to which (a) the Partnership's equity interest in the Operating Company will be recapitalized into 13,886,204 newly issued common units of the Operating Company ("OpCo Common Units") and 110,000 newly issued Series A Cumulative Convertible Preferred Units of the Operating Company ("OpCo Preferred Units") and (b) the 10,000,000 and 2,953,258 common units representing limited partner interests of the Partnership ("Common Units") held by the Haymaker Holders and the Foundation, respectively, will be exchanged for (i) 10,000,000 and 2,953,258 newly issued Class B common units representing limited partner interests of the Partnership ("Class B Units"), respectively, and (ii) 10,000,000 and 2,953,258 newly issued OpCo Common Units, respectively, in connection with the implementation of an Up-C structure (the "Restructuring"). The Class B Units, the OpCo Common Units and the OpCo Preferred Units will be issued in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemptions set forth in Section 4(a)(2) and/or Regulation D of the Securities Act. The Class B Units and OpCo Common Units will be exchangeable together into an equal number of Common Units.

        The Restructuring will occur upon the satisfaction or waiver of certain closing conditions (the "Closing"), including the accuracy of representations and warranties, compliance with covenants and the passage of applicable time periods following the initial mailing of the Information Statement (as defined below) by the Partnership, and immediately following the effectiveness of an amendment and restatement of the Partnership's limited partnership agreement to reflect a change to the Partnership's U.S. federal income tax status from a partnership to an entity taxable as a corporation by means of a "check-the-box" election (the "LPA Amendment"), among other things. The Recapitalization Agreement contains customary representations and warranties by the parties thereto, which representations and warranties survive for a period of six months after the Closing. In addition, the Recapitalization Agreement contains certain covenants regarding, among other things, the transfer of the Haymaker Holders' and the Foundation's Common Units prior to the Closing, and the actions the Partnership is prohibited to take regarding dilutive effects on its Common Units. The Recapitalization Agreement also contains indemnification obligations for breach of representations, warranties and covenants contained therein.

        This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Recapitalization Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02    Unregistered Sale of Equity Securities.

        The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On July 24, 2018, the Conflicts and Compensation Committee of the Board of Directors of the General Partner approved a salary increase to the annual base salary of Matthew S. Daly, the Chief

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Operating Officer and Secretary of the General Partner. The salary increase is effective as of June 1, 2018 and consists of an increase of $70,000, resulting in an annual base salary of $229,359 for Mr. Daly.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

        As of the close of business on July 12, 2018, there were 26,839,462 Common Units issued and outstanding and 110,000 Series A Cumulative Convertible Preferred Units representing limited partner interests in the Partnership ("Preferred Units") issued and outstanding (representing 5,945,946 Common Units on an as-converted basis). As of July 12, 2018, the Haymaker Holders, certain affiliates of Apollo Capital Management, L.P., the Foundation and certain officers and directors of the General Partner (collectively, the "Consenting Unitholders") collectively held 13,370,880 Common Units and 110,000 Preferred Units (representing 5,945,946 Common Units on an as-converted basis), constituting in the aggregate approximately 58.92% of the Partnership's issued and outstanding Common Units and issued and outstanding Preferred Units on an as-converted basis. On July 23, 2018, the Consenting Unitholders executed and delivered a written consent (the "Written Consent") adopting and approving (a) the LPA Amendment and (b) an amendment to the Kimbell Royalty GP, LLC 2017 Long-Term Incentive Plan to increase the number of Common Units eligible for issuance thereunder. Pursuant to rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Schedule 14C Information Statement (the "Information Statement") will be sent or given to the unitholders of the Partnership who did not execute the Written Consent. The Written Consent will become effective on the date that is 20 calendar days after the date the Information Statement is first sent or given to such unitholders.

Item 8.01.    Other Events.

        On July 27, 2018, the Partnership announced that the Board of Directors of the General Partner declared a quarterly cash distribution of $0.43 per Common Unit for the quarter ended June 30, 2018. The distribution will be paid on August 13, 2018 to common unitholders of record at the close of business on August 6, 2018.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description
10.1	Recapitalization Agreement, dated as of July 24, 2018, by and among Kimbell Royalty Partners, LP, Kimbell Royalty GP, LLC, Kimbell Royalty Operating, LLC, Haymaker Minerals & Royalties, LLC, EIGF Aggregator III LLC, TE Drilling Aggregator LLC, Haymaker Management, LLC, the Kimbell Art Foundation and Haymaker Resources, LP
99.1	News Release issued by Kimbell Royalty Partners, LP dated July 27, 2018

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP
By:	Kimbell Royalty GP, LLC, its general partner
By:	/s/ R. Davis Ravnaas R. Davis Ravnaas President and Chief Financial Officer

Date: July 27, 2018